Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB/A of Techprecision Corporation (the “Company”) for the year ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James G. Reindl, the Chief Executive Officer, and I, Mary Desmond, the Chief Financial Officer, of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 13 , 2007	/s/ James G. Reindl
James G. Reindl
Chief Executive Officer

/s/ Mary Desmond
Mary Desmond
Chief Financial Officer